EXHIBIT NO. 32.1
Form 10-QSB
Ameri-First Financial, Inc.


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ameri-First Financial, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn Little, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 22, 2007                      By: /s/ Glenn Little
      -----------------                         --------------------------------
                                                                    Glenn Little
                                                        Chief Executive Officer,
                                                    and, Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Ameri-First Financial, Inc. and will be retained by Ameri-First Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.